Amounts Recognized in Accumulated Other Comprehensive Income (loss) (Detail) In Millions, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Schedule of Pension and Other Postretirment Benefits Recgonized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Net actuarial loss	$ (5,558)	¥ (456,839)	¥ (347,494)
Prior service costs	676	55,597	72,324
Net transition obligation			(1,626)
Net amount recognized	$ (4,882)	¥ (401,242)	¥ (276,796)